N / E / W / S R / E / L / E / A / S / E

April 23, 2015

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2015 EARNINGS PER SHARE INCREASE OF 13 PERCENT

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2015 net income of $16.2 million, compared to $13.6 million during the same period in 2014. Earnings per share for the period totaled $.43 per share, an increase of $.05 per share, or 13.2 percent over the first quarter of 2014.

Total assets equaled $5.9 billion as of quarter-end and loans were $4.0 billion. The Corporation’s loan portfolio increased $349 million during the past twelve months. Of the increase, $204 million, or 5.6 percent, was the result of organic growth and $145 million resulted from the acquisition of Community Bank of Noblesville in November 2014.

Michael C. Rechin, President and Chief Executive Officer, stated, “First quarter 2015 results continue to represent effective execution of our core banking strategy. We are focused on growing organically while maintaining an emphasis on efficiency and expense control in this low interest rate environment.” Rechin also added, “Management was pleased to close our acquisition of Cooper State Bank on April 17th and confident about completing our integration of Community Bank of Noblesville this coming weekend.”

Net-interest income totaled $47 million for the quarter, and net-interest margin remained strong during the quarter totaling 3.78 percent, as yields on earning assets totaled 4.24 percent and the cost of supporting liabilities totaled .46 percent. When adjusted down for fair value accretion, net-interest margin totaled 3.61 percent for the quarter, 22 basis points less than the first quarter of 2014 total of 3.83 percent.

Non-interest income totaled $16.2 million for the quarter, an increase from first quarter of 2014 total of $15.4 million. Gains on sale of mortgage loans increased during the quarter by $766,000 reflecting lower rates. Non-interest expense totaled $41.2 million for the quarter, a decline of $1.9 million from the prior year. Of the decline in non-interest expense, salary and benefit expense accounted for $760,000 and other real estate owned and foreclosure expense accounted for $528,000.

The Corporation did not expense a provision for loan losses during the quarter despite net charge-offs of $1.2 million due to improvements in non-performing loans of $5.1 million, which now total $45.6 million. The allowance for loan losses totaled $62.8 million, or 1.58 percent of total loans and 1.87 percent of non-purchased loans. Non-performing assets declined by $5.4 million from year-end and now total $64.7 million.

As of March 31, 2015, the Corporation’s total risk-based capital ratio equaled 15.12 percent, common equity tier 1 capital ratio equaled 11.37 percent, and tangible common equity ratio totaled 9.31 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a 1st quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 23, 2015.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 24, 2015. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10062979.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme150423.html during the time of the call. A replay of the web cast will be available until April 23, 2016.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2015	2014
ASSETS
Cash and cash equivalents	$89,243	$112,920
Interest-bearing time deposits	83,228	37,078
Investment securities	1,189,473	1,149,977
Loans held for sale	6,392	6,586
Loans	3,965,532	3,616,627
Less: Allowance for loan losses	(62,801)	(69,583)
Net loans	3,902,731	3,547,044
Premises and equipment	77,468	74,847
Federal Reserve and Federal Home Loan Bank stock	41,273	38,990
Interest receivable	19,557	18,001
Core deposit intangibles and goodwill	218,034	202,175
Cash surrender value of life insurance	170,172	165,320
Other real estate owned	19,073	21,077
Tax asset, deferred and receivable	38,695	50,684
Other assets	22,182	28,237
TOTAL ASSETS	$5,877,521	$5,452,936
LIABILITIES
Deposits:
Noninterest-bearing	$1,100,397	$936,741
Interest-bearing	3,547,678	3,346,438
Total Deposits	4,648,075	4,283,179
Borrowings:
Federal funds purchased		48,357
Securities sold under repurchase agreements	134,023	137,381
Federal Home Loan Bank advances	166,326	170,887
Subordinated debentures and term loans	126,875	127,172
Total Borrowings	427,224	483,797
Interest payable	3,685	3,192
Other liabilities	58,879	30,657
Total Liabilities	5,137,863	4,800,825
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 37,781,488 and 36,014,083 shares	4,723	4,502
Additional paid-in capital	431,199	393,765
Retained earnings	305,526	254,735
Accumulated other comprehensive loss	(1,915)	(1,016)
Total Stockholders' Equity	739,658	652,111
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,877,521	$5,452,936

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2015	2014
INTEREST INCOME
Loans receivable:
Taxable	$43,551	$42,025
Tax-exempt	248	61
Investment securities:
Taxable	4,723	4,810
Tax-exempt	3,835	3,438
Deposits with financial institutions	37	23
Federal Reserve and Federal Home Loan Bank stock	550	652
Total Interest Income	52,944	51,009
INTEREST EXPENSE
Deposits	3,516	2,549
Federal funds purchased	23	49
Securities sold under repurchase agreements	78	196
Federal Home Loan Bank advances	691	682
Subordinated debentures and term loans	1,660	1,641
Total Interest Expense	5,968	5,117
NET INTEREST INCOME	46,976	45,892
Provision for loan losses
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,976	45,892
OTHER INCOME
Service charges on deposit accounts	3,548	3,551
Fiduciary activities	2,507	2,212
Other customer fees	3,667	3,733
Commission income	2,328	2,268
Earnings on cash surrender value of life insurance	747	748
Net gains and fees on sales of loans	1,489	723
Net realized gains on sales of available for sale securities	1,025	581
Other income	921	1,618
Total Other Income	16,232	15,434
OTHER EXPENSES
Salaries and employee benefits	24,541	25,301
Net occupancy	3,790	3,938
Equipment	2,566	2,739
Marketing	780	769
Outside data processing fees	1,717	1,831
Printing and office supplies	364	458
Core deposit amortization	721	592
FDIC assessments	863	1,060
Other real estate owned and foreclosure expenses	1,229	1,757
Professional and other outside services	1,491	1,379
Other expenses	3,140	3,265
Total Other Expenses	41,202	43,089
INCOME BEFORE INCOME TAX	22,006	18,237
Income tax expense	5,834	4,617
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$16,172	$13,620
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.43	$0.38
Diluted Net Income Available to Common Stockholders	$0.43	$0.38
Cash Dividends Paid	$0.08	$0.05
Average Diluted Shares Outstanding (in thousands)	38,000	36,261

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2015	2014
NET CHARGE OFF'S	$1,163	$(1,713)

AVERAGE BALANCES:
Total Assets	$5,821,074	$5,399,688
Total Loans	3,936,814	3,616,084
Total Earning Assets	5,204,981	4,805,665
Total Deposits	4,605,138	4,215,681
Total Stockholders' Equity	734,511	644,899

FINANCIAL RATIOS:
Return on Average Assets	1.11%	1.01%
Return on Average Stockholders' Equity	8.81	8.45
Return on Average Common Stockholders' Equity	8.81	8.45
Average Earning Assets to Average Assets	89.42	89.00
Allowance for Loan Losses as % of Total Loans	1.58	1.92
Net Charge Off's as % of Average Loans (Annualized)	0.12	(0.19)
Average Stockholders' Equity to Average Assets	12.62	11.94
Tax Equivalent Yield on Earning Assets	4.24	4.40
Cost of Supporting Liabilities	0.46	0.43
Net Interest Margin (FTE) on Earning Assets	3.78	3.97
Tangible Book Value Per Share	$13.96	$12.63

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Non-Accrual Loans	$44,321	$48,789	$49,104	$51,289	$55,686
Renegotiated Loans	1,326	1,992	1,171	1,359	378
Non-Performing Loans (NPL)	45,647	50,781	50,275	52,648	56,064
Other Real Estate Owned	19,073	19,293	14,540	18,621	21,077
Non-Performing Assets (NPA)	64,720	70,074	64,815	71,269	77,141
90+ Days Delinquent	1,655	4,663	831	1,135	1,709
NPAs & 90 Day Delinquent	$66,375	$74,737	$65,646	$72,404	$78,850

Loan Loss Reserve	$62,801	$63,964	$65,596	$68,367	$69,583
Quarterly Net Charge-off's	1,163	2,592	4,371	1,216	(1,713)
NPAs / Actual Assets %	1.10%	1.20%	1.16%	1.27%	1.41%
NPAs & 90 Day / Actual Assets %	1.13%	1.28%	1.17%	1.29%	1.45%
NPAs / Actual Loans and OREO %	1.62%	1.77%	1.71%	1.90%	2.12%
Loan Loss Reserves / Actual Loans (%)	1.58%	1.63%	1.74%	1.83%	1.92%
Net Charge Off's as % of Average Loans (Annualized)	0.12%	0.27%	0.47%	0.13%	(0.19)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
ASSETS
Cash and cash equivalents	$89,243	$118,616	$74,237	$115,891	$112,920
Interest-bearing time deposits	83,228	47,520	24,171	27,856	37,078
Investment securities	1,189,473	1,180,631	1,189,814	1,214,087	1,149,977
Loans held for sale	6,392	7,235	6,423	7,370	6,586
Loans	3,965,532	3,924,865	3,772,467	3,722,733	3,616,627
Less: Allowance for loan losses	(62,801)	(63,964)	(65,596)	(68,367)	(69,583)
Net loans	3,902,731	3,860,901	3,706,871	3,654,366	3,547,044
Premises and equipment	77,468	77,691	74,105	74,856	74,847
Federal Reserve and Federal Home Loan Bank stock	41,273	41,353	43,127	43,127	38,990
Interest receivable	19,557	19,984	19,455	18,341	18,001
Core deposit intangibles and goodwill	218,034	218,755	200,991	201,583	202,175
Cash surrender value of life insurance	170,172	169,424	165,423	165,974	165,320
Other real estate owned	19,073	19,293	14,540	18,621	21,077
Tax asset, deferred and receivable	38,695	41,960	41,131	44,622	50,684
Other assets	22,182	20,764	31,095	28,426	28,237
TOTAL ASSETS	$5,877,521	$5,824,127	$5,591,383	$5,615,120	$5,452,936
LIABILITIES
Deposits:
Noninterest-bearing	1,100,397	1,070,859	939,540	917,825	936,741
Interest-bearing	3,547,678	3,569,835	3,370,583	3,411,785	3,346,438
Total Deposits	4,648,075	4,640,694	4,310,123	4,329,610	4,283,179
Borrowings:
Federal funds purchased		15,381	61,428	100,000	48,357
Securities sold under repurchase agreements	134,023	124,539	117,892	133,137	137,381
Federal Home Loan Bank advances	166,326	145,264	255,423	220,765	170,887
Subordinated debentures and term loans	126,875	126,810	126,874	126,874	127,172
Total Borrowings	427,224	411,994	561,617	580,776	483,797
Interest payable	3,685	3,201	3,819	2,489	3,192
Other liabilities	58,879	41,411	31,271	31,649	30,657
Total Liabilities	5,137,863	5,097,300	4,906,830	4,944,524	4,800,825
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	4,723	4,709	4,509	4,507	4,502
Additional paid-in capital	431,199	431,220	395,582	394,774	393,765
Retained earnings	305,526	292,403	280,187	266,980	254,735
Accumulated other comprehensive income (loss)	(1,915)	(1,630)	4,150	4,210	(1,016)
Total Stockholders' Equity	739,658	726,827	684,553	670,596	652,111
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,877,521	$5,824,127	$5,591,383	$5,615,120	$5,452,936

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
INTEREST INCOME
Loans receivable:
Taxable	$43,551	$43,710	$43,981	$42,323	$42,025
Tax-exempt	248	147	61	58	61
Investment securities:
Taxable	4,723	4,980	5,046	5,046	4,810
Tax-exempt	3,835	3,692	3,683	3,570	3,438
Deposits with financial institutions	37	48	18	35	23
Federal Reserve and Federal Home Loan Bank stock	550	476	501	495	652
Total Interest Income	52,944	53,053	53,290	51,527	51,009
INTEREST EXPENSE
Deposits	3,516	3,402	2,853	2,874	2,549
Federal funds purchased	23	3	102	23	49
Securities sold under repurchase agreements	78	72	74	187	196
Federal Home Loan Bank advances	691	750	734	676	682
Subordinated debentures and term loans	1,660	1,666	1,661	1,648	1,641
Total Interest Expense	5,968	5,893	5,424	5,408	5,117
NET INTEREST INCOME	46,976	47,160	47,866	46,119	45,892
Provision for loan losses		960	1,600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	46,976	46,200	46,266	46,119	45,892
OTHER INCOME
Service charges on deposit accounts	3,548	3,979	4,119	4,098	3,551
Fiduciary activities	2,507	2,242	2,152	2,360	2,212
Other customer fees	3,667	3,926	3,991	4,049	3,733
Commission income	2,328	1,534	1,723	1,886	2,268
Earnings on cash surrender value of life insurance	747	734	1,524	653	748
Net gains and fees on sales of loans	1,489	1,559	1,458	1,159	723
Net realized gains on sales of available for sale securities	1,025	1,246	910	844	581
Other income	921	1,155	2,535	1,130	1,618
Total Other Income	16,232	16,375	18,412	16,179	15,434
OTHER EXPENSES
Salaries and employee benefits	24,541	23,595	24,173	23,430	25,301
Net occupancy	3,790	3,288	3,401	3,204	3,938
Equipment	2,566	2,315	2,187	2,096	2,739
Marketing	780	836	1,070	789	769
Outside data processing fees	1,717	1,592	1,853	2,039	1,831
Printing and office supplies	364	364	350	393	458
Core deposit amortization	721	669	592	592	592
FDIC assessments	863	895	920	863	1,060
Other real estate owned and foreclosure expenses	1,229	1,055	2,618	2,613	1,757
Professional and other outside services	1,491	3,633	1,573	1,531	1,379
Other expenses	3,140	3,435	3,839	3,700	3,265
Total Other Expenses	41,202	41,677	42,576	41,250	43,089
INCOME BEFORE INCOME TAX	22,006	20,898	22,102	21,048	18,237
Income tax expense	5,834	5,638	5,980	5,888	4,617
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$16,172	$15,260	$16,122	$15,160	$13,620

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.43	$0.41	$0.45	$0.42	$0.38
Diluted Net Income Available to Common Stockholders	$0.43	$0.41	$0.45	$0.41	$0.38
Cash Dividends Paid	$0.08	$0.08	$0.08	$0.08	$0.05
Average Diluted Shares Outstanding (in thousands)	38,000	37,323	36,329	36,294	36,261
FINANCIAL RATIOS:
Return on Average Assets	1.11%	1.06%	1.16%	1.10%	1.01%
Return on Average Stockholders' Equity	8.81	8.55	9.49	9.15	8.45
Return on Average Common Stockholders' Equity	8.81	8.56	9.50	9.15	8.45
Average Earning Assets to Average Assets	89.42	89.51	89.82	89.57	89.00
Allowance for Loan Losses as % of Total Loans	1.58	1.63	1.74	1.83	1.92
Net Charge Off's as % of Average Loans (Annualized)	0.12	0.27	0.47	0.13	(0.19)
Average Stockholders' Equity to Average Assets	12.62	12.34	12.18	12.00	11.94
Tax Equivalent Yield on Earning Assets	4.24	4.26	4.41	4.33	4.40
Cost of Supporting Liabilities	0.46	0.46	0.43	0.44	0.43
Net Interest Margin (FTE) on Earning Assets	3.78	3.80	3.98	3.89	3.97
Tangible Book Value Per Share	$13.96	$13.65	$13.53	$13.14	$12.63

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Commercial and industrial loans	$938,937	$896,688	$900,970	$857,844	$787,390
Agricultural production financing and other loans to farmers	95,652	104,927	99,649	102,270	99,226
Real estate loans:
Construction	237,036	207,221	178,213	165,388	155,117
Commercial and farmland	1,646,418	1,672,661	1,603,698	1,621,436	1,606,735
Residential	640,451	647,315	625,609	629,162	626,202
Home Equity	286,914	286,529	269,952	261,811	256,790
Individuals' loans for household and other personal expenditures	70,223	73,400	66,832	61,533	61,742
Lease financing receivables, net of unearned income	853	1,106	1,208	1,231	1,378
Other loans	49,048	35,018	26,336	22,058	22,047
Loans	3,965,532	3,924,865	3,772,467	3,722,733	3,616,627
Allowance for loan losses	(62,801)	(63,964)	(65,596)	(68,367)	(69,583)
NET LOANS	$3,902,731	$3,860,901	$3,706,871	$3,654,366	$3,547,044

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Demand deposits	$2,116,135	$2,146,492	$1,947,040	$2,041,183	$1,966,895
Savings deposits	1,402,421	1,376,707	1,281,994	1,251,277	1,282,702
Certificates and other time deposits of $100,000 or more	283,313	260,685	241,163	251,585	265,683
Other certificates and time deposits	516,500	523,010	502,965	534,344	568,160
Brokered deposits	329,706	333,800	336,961	251,221	199,739
TOTAL DEPOSITS	$4,648,075	$4,640,694	$4,310,123	$4,329,610	$4,283,179

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	March 31, 2015			March 31, 2014
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$56,907	$36	0.25%	$44,312	$23	0.21%
Federal Reserve and Federal Home Loan Bank stock	41,351	550	5.32	38,990	652	6.69
Investment Securities: (1)
Taxable	736,378	4,723	2.57	736,682	4,810	2.61
Tax-Exempt (2)	433,531	5,899	5.44	369,597	5,289	5.72
Total Investment Securities	1,169,909	10,622	3.63	1,106,279	10,099	3.65
Loans held for sale	4,927	110	8.93	5,060	71	5.61
Loans: (3)
Commercial	3,041,242	34,169	4.49	2,925,997	33,611	4.59
Real Estate Mortgage	459,794	4,849	4.22	346,318	3,989	4.61
Installment	394,063	4,424	4.49	326,357	4,353	5.34
Tax-Exempt (2)	36,788	382	4.15	12,352	94	3.04
Total Loans	3,936,814	43,934	4.46	3,616,084	42,118	4.66
Total Earning Assets	5,204,981	55,142	4.24	4,805,665	52,892	4.40
Net unrealized gain on securities available for sale	14,480			3,636
Allowance for loan losses	(63,429)			(68,806)
Cash and cash equivalents	98,791			95,255
Premises and equipment	77,707			74,632
Other assets	488,544			489,306
Total Assets	$5,821,074			$5,399,688
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,030,433	$252	0.10%	$1,044,251	$268	0.10%
Money market deposits	823,761	412	0.20	752,738	367	0.20
Savings deposits	571,751	159	0.11	524,383	152	0.12
Certificates and other time deposits	1,126,098	2,693	0.96	978,673	1,762	0.72
Total Interest-bearing Deposits	3,552,043	3,516	0.40	3,300,045	2,549	0.31
Borrowings	437,864	2,452	2.24	493,578	2,568	2.08
Total Interest-bearing Liabilities	3,989,907	5,968	0.60	3,793,623	5,117	0.54
Noninterest-bearing deposits	1,053,095			915,636
Other liabilities	43,561			45,530
Total Liabilities	5,086,563			4,754,789
Stockholders' Equity	734,511			644,899
Total Liabilities and Stockholders' Equity	$5,821,074	5,968	0.46	$5,399,688	5,117	0.43
Net Interest Income		$49,174			$47,775
Net Interest Margin			3.78%			3.97%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2015 and 2014. These totals equal $2,198 and $1,884 for the three months ended March 31, 2015 and 2014, respectively.

(3) Non accruing loans have been included in the average balances.